EGA Emerging Global Shares Trust
Supplement dated July 21, 2011
to the Prospectuses for all series of EGA Emerging Global Shares Trust
(each, a “Fund,” and collectively, the “Funds”)

The following supplements the information about the Funds’ investment adviser, ALPS
Advisors, Inc. (the “Adviser”), included in the Funds’ Prospectuses.

On July 19, 2011, ALPS Holdings, Inc., parent company to the Adviser, announced that it signed a definitive agreement to be acquired by DST Systems, Inc. (“DST”) through a merger with a wholly owned DST subsidiary (the “Transaction”). The Transaction is subject to certain regulatory approvals, as well as other conditions to closing. In connection with this announcement, the Funds’ Boards of Trustees (the “Board”) will meet to consider: (1) a new investment advisory agreement between the Adviser and the Funds; and (2) the submission of a proposal to the Funds’ shareholders to approve the new investment advisory agreement. The Funds’ Prospectuses will be further supplemented to announce the Board’s determination.

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Please keep this supplement for future reference.